                                                                    Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                 TAMPA DIVISION

In re:

TROPICAL SPORTSWEAR                 Case No.:  8:04-bk-24134-MGW
INT'L CORPORATION, et al.,          Chapter 11
                                    Jointly Administered
                        Debtors.
---------------------------------------/

   ORDER AND FINDINGS OF FACT AND CONCLUSIONS OF LAW AUTHORIZING AND APPROVING
      MOTION OF THE DEBTORS FOR AN ORDER AUTHORIZING THE SALE OF ASSETS AND
   ASSUMPTION AND ASSIGNMENT OF EXECUTORY CONTRACTS AND LEASES TO PERRY ELLIS
                               INTERNATIONAL, INC.
        FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND INTERESTS1

         THIS  CAUSE  came  before  the  Court  on (a) the  Debtors'  Motion  to
(i) Approve  Sale of Debtors'  Assets  Pursuant to 11 U.S.C.ss.363; (ii) Approve
Assumption and  Assignment of Executory  Contracts  Pursuant to 11 U.S.C.ss.365;
and (iii)  Approve High Bidder in Sale Process (the "Sale  Motion")  (Dkt.  #47)
seeking,  inter alia, an Order  Authorizing  the Sale ("Sale") of  substantially all the assets of  Tropical  Sportswear  Int'l  Corporation  and its  affiliated debtors  (the  "Debtors")  to Perry Ellis  International,  Inc.  ("PEI") and its
Designees2  (the "Purchaser")  free  and  clear of Liens, Claims and Interests3, pursuant  to 11  U.S.C.ss.ss.105,  363,  365 and  1146(c) and Rules  2002(a)(2),
6004(a),  (b),  (c)  and  (e),  6006(a),  and  9014  of  the  Federal  Rules  of
Bankruptcy  Procedure  (the assets to be sold being more fully  described in the
Sale  Motion  and  collectively  defined  in the Asset  Purchase  Agreement  and hereinafter  referred to as the "Purchased  Assets");  and (b) the Court's Order
dated  January  19,  2005,  (the  "Bidding   Procedures   Order")  (Dkt.  #137),
authorizing  the Debtors to proceed  with the sale  procedures  set forth in the
Asset  Purchase  Agreement  and  approving  the  Break-Up  Fee  and  competitive bidding  procedures  contained in the Asset  Purchase  Agreement  (together with the Break-Up  Fee, the "Bidding  Procedures")  and  approving the form of notice of the  Hearing  on the Sale  Motion,  and  scheduling  the  February  10,  2005 hearing (the "Final Sale Hearing") on the Sale Motion; and

         All  parties  in  interest   having  been  heard,  or  having  had  the
opportunity to be heard,  regarding  approval of the Asset  Purchase  Agreement, and the transactions  contemplated thereby (the  "Transactions"),  and the Court having  accepted  the proffers of the  testimony  of Albert de Cardenas,  Senior
Vice  President and General  Counsel of the Purchaser,  and Michael  Kagan,  the
Chief  Executive  Officer of the  Debtors,  and  received  evidence  through the affidavits  of Mr. de Cardenas  and Mr.  Kagan and the  Debtors and  Purchaser's
Exhibit  Registers in support of approval of the Asset Purchase  Agreement,  and due  deliberation  being  had,  and  this  Court  being  fully  advised  in  the premises,  this Court,  based upon the testimony  and evidence  presented to it, hereby makes the following Findings of Fact and Conclusions of Law:

I.       FINDINGS OF FACT4:

A.       Basis For Section 363 Sale

     1.  Time is of the  essence  in  consummating  the  Sale.  Accordingly,  to maximize the value of the Assets, it is essential that the sale of the Purchased
Assets  occur  within  the time  constraints  set  forth in the  Asset  Purchase
Agreement.

     2. The  Purchased  Assets are property of the Estates and title  thereto is vested in the  Estates.  In  connection  with the  Amended and  Restated  Credit
Approved  Receivables  Purchasing  Agreement  between Tropical  Sportswear Int'l
Corporation ("TSIC") and the CIT Group/Commercial  Services, Inc. ("CIT"), dated
November  1, 2003 (the  "CARPA"),  CIT does not have any  ownership  interest in
TSIC's receivables that are included in the Purchased Assets.

     3. The Debtors have marketed the Purchased  Assets since the latter part of
2004, but have been unable to consummate any  transactions  outside the auspices of  bankruptcy  court  protection.  The Debtors  provided  notice of the sale of
Purchased  Assets to the Purchaser and to each of the entities which expressed a bona fide  interest  in the  Purchased  Assets or the  Business  in the last two
years.   After  the  entry  of  the  Bidding   Procedures  Order  the  Committee
professionals,  with the  consent  and  cooperation  of the  Debtors  and  their professionals,  also marketed the Purchased  Assets.  A "teaser" was sent out to over 136 prospective  purchasers.  Of these prospective  purchasers,  9 signed a
Confidentiality  Agreement and conducted  due  diligence.  The Debtors and their professionals  also  spoke to  numerous  prospective  purchasers  regarding  the
Purchased Assets after the entry of the Bidding Procedures Order.

B.       Notice of Sale of The Assets

     4.  Written  notice (the  "Notice")  of the Sale  Hearing,  pursuant to the
Certificate of Service of Notice of the Hearing and Sale filed by the Debtors on
January  26,  2005 with  this  Court and  approved  by the Court in the  Bidding
Procedures  Order (as supplemented on January 27, 2005), was transmitted to: (a)
the Office of the United States Trustee; and (b) to all (i) creditors as defined in Section  101(1) of the Bankruptcy  Code;  (ii)  shareholders;  (iii) entities known to the Debtors to possess  and/or  exercise  any  control  over any of the
Purchased Assets; (iv) entities known to the Debtors to assert any rights in any of the Purchased Assets;  (v) parties in interest and other entities and persons so  entitled  which  are  known  to the  Debtors;  (vi)  non-debtor  parties  to
Designated Contracts;  (vii) all other entities which Debtors believe may have a claim against any of the Debtors; (viii) all applicable federal, state and local tax authorities with jurisdiction  over the Debtors and/or the Assets;  (ix) all federal, state and local environmental authorities in jurisdictions in which the
Debtors operate and/or in which the Purchased Assets are located;  (x) any known party  which has  expressed  a bona fide  interest  in  writing  to the  Debtors regarding any purchase of the Purchased  Assets in the last two years;  and (xi)
all  entities  which have  requested  notice in the  Debtors'  Chapter 11 cases.
Service of the Notice upon counsel for SunTrust Bank, as indenture trustee,  was sufficient  notice to all  beneficial  owners of the Notes.  Publication  of the
Notice as set forth below was sufficient notice to shareholders of the Debtors.

     5. As  required  by the  Bidding  Procedures  Order,  the  Notice  was also published  (i) in a national  edition of the Wall Street  Journal on January 24,
2005 and  January  27,  2005,  and (ii) at least once in the Daily  News  Record
(DNR), an industry publication, for the week of January 24, 2005.

     6. The Notice was adequate and sufficient  under the  circumstances of this
Chapter 11 case and this  proceeding  and complied  with the various  applicable requirements of the Bankruptcy  Code, the Federal Rules of Bankruptcy  Procedure
and the procedural due process requirements of the United States Constitution.

C.       Good Faith Of The Purchaser

     7. The Purchaser is purchasing the Purchased  Assets in good faith and is a good faith purchaser within the meaning of 11 U.S.C.ss.363(m),  and is therefore entitled to the  protection  of that  provision,  and otherwise has proceeded in good faith in all respects in connection  with this  proceeding in that: (a) the
Purchaser  recognized  that the  Debtors  were free to deal with any other party interested  in acquiring the Assets;  (b) the Purchaser  agreed to provisions in the Asset  Purchase  Agreement  approved in the Bidding  Procedures  Order which would enable the Debtors to accept a higher and better  offer for the  Purchased
Assets at the Auction; (c) the Purchaser in no way induced or caused the Chapter
11 filing of the Debtors; (d) all payments to be made by the Purchaser and other agreements or arrangements  entered into by the Purchaser in connection with the
Transactions have been disclosed,  including,  without limitation,  retention of certain of the Debtors' employees  classified as Key Employees pursuant to Order of this Court dated January 21, 2005, Granting Amended Motion for Entry of Order
Authorizing  Debtors to Implement and Honor Key Employee  Retention Program (the
"KERP  Order");  (e) the  Purchaser has not violated 11  U.S.C.ss.363(n)  by any action or inaction;  and (f) the negotiation and execution of the Asset Purchase
Agreement and any other  agreements or instruments  related  thereto was in good faith and an arms-length transaction between the Purchaser and the Debtors.

D.       Competing Offers

     8. No competing  offers were submitted  pursuant to the Bidding  Procedures
Order.

     9. The Debtors and the Purchaser  have complied with all  requirements  set forth in the Bidding Procedures Order.

E.       Approval Of Motion

     10. Affidavits of each of the Debtors and the Purchaser  supporting each of the findings of fact contained in this Order have been filed with this Court.

     11. The Purchaser is a third-party,  good-faith  purchaser unrelated to the
Debtors.

     12. The purchase terms, as set forth in the Asset Purchase  Agreement,  are the product of  arms-length  negotiations  between the Debtors and the Purchaser and are fair and reasonable under the  circumstances of this Chapter 11 case and this proceeding.

     13. The Motion  should be  approved as it is in the best  interests  of the
Debtors, their estates, and of creditors.

     14. The Asset Purchase  Agreement  represents a fair and  reasonable  offer under the circumstances of this Chapter 11 case.

F.       The Purchaser is Not a Mere Continuation of the Debtors

     15. The  following  findings of fact relate to the  conclusions  of law set forth in paragraph 13 of Section II(D) below:

     a. PEI was not created for the purpose of acquiring  the  Debtors'  product line.
     b. Those of the Debtors'  employees who are to be retained by the Purchaser pursuant  to the KERP  Order  (as  defined  below)  are  being  hired  under new employment  contracts  or other  arrangements  to be  entered  into or to become effective at or after the time of the Closing.
     c. No common identity of  incorporators,  directors or stockholders  exists between the Purchaser and the Debtors.
     d.  The  Purchaser  is  not  purchasing  all of the  Debtors'  assets.  The
Purchaser is not purchasing  Excluded Assets as more  particularly  set forth in the Asset Purchase Agreement.
     e. The Transactions are not being entered into  fraudulently.  The Sale has been  properly  noticed and the estates'  creditors,  non-debtor  parties to the
Designated  Contracts  and other  parties-in-interest  have been  provided  with sufficient opportunity to object to the Sale.
     f. The Purchaser is not holding  itself out to the public as a continuation of the Debtors.

G.       Purchaser's Adequate Assurance of Future Performance

     16. The Purchaser has presented evidence to the Court of its total revenues and net income for 2004,  available financing and market  capitalization and, on this basis, the Court finds that the Purchaser has the financial  wherewithal to meet  all of its  future  financial  obligations  pursuant  to the  terms of the
Designated Contracts to be assumed.

H.       Miscellaneous

     17. To the extent any Findings of Facts set forth in Section I,  Paragraphs
1-16 and all sub-parts thereto,  herein constitute Conclusions of Law, the Court so concludes.

II.      CONCLUSIONS OF LAW

         The Court hereby enters the following Conclusions of Law:
A.       Jurisdiction, Final Order And Statutory Predicates

     1. The Court has  jurisdiction to hear and determine the Sale Motion and to
grant   the   relief   requested   in   the   Sale   Motion   pursuant   to   28
U.S.C.ss.ss.157(b)(1)  and 1334(b).  Venue of these cases and the Sale Motion in this district is proper under 28 U.S.C.ss.ss.1408 and 1409.

     2. This Order  constitutes a final and appealable  order within the meaning of 28  U.S.C.ss.158(a).  To any extent  necessary under Bankruptcy Rule 9014 and
Rule 54(b) of the Federal  Rules of Civil  Procedure as made  applicable by Rule
7054 of the Federal Rules of Bankruptcy  Procedure,  the Court  expressly  finds that there is no just reason for delay in the  implementation of this Order, and this Order shall constitute entry of judgment as set forth herein.

     3. This Order  shall be  effective  immediately  upon entry and any stay of this  Order  as  otherwise  provided  by  Rules  6004(g),  6006(d),  and 7062 is expressly lifted  regardless of whether there were objections to the Sale or the parties thereto agreed to waive such objections at the Final Sale Hearing.

     4.  This  proceeding  is a  "core  proceeding"  within  the  meaning  of 28
U.S.C.ss.157(b)(2)(A), (N) and (O).

     5. The statutory  predicates for the Sale Motion are Sections 105, 363, 365 and 1146(c) of the Bankruptcy Code and Rules 2002,  6004, 6006, 9014 and 9019 of
the Federal Rules of Bankruptcy Procedure.

     6. The proposed Sale constitutes a sale of property of the Debtors' estates outside the ordinary  course of business within the meaning of Section 363(b) of the Bankruptcy Code.

B.       Section 363 Sale

     7. The  Purchased  Assets are  property of the  Debtors'  estates and title thereto is vested in the Debtors'  estates.  The  Purchased  Assets  include all
Transferred  Intellectual  Property as defined in the Asset Purchase  Agreement, including,  without limitation,  all trade names owned by the Debtors identified as Sellers in the Asset Purchase Agreement.

     8. The Purchaser  would not have entered into the Asset Purchase  Agreement and would not consummate the Transactions,  if the Sale to the Purchaser and the
assignment of the Designated  Contracts to the Purchaser were not free and clear of all Liens of any kind or nature  whatsoever,  except  for those  specifically assumed by the  Purchaser in the Asset  Purchase  Agreement or if the  Purchaser
would,  or in the  future  could,  be liable  for any of the  Liens,  including, without  limitation,  tax  liability  claims,  environmental  liability  claims,
product   liability  claims,   product  warranty  claims,   claims  relating  to
intellectual  property,  and any  employee  related  claims  including,  without limitation,  under the Employment Retirement Income Security Act,  Comprehensive
Omnibus Budget Reconciliation Act and/or employee severance claims.

     9. The  provisions  of  Section  363(f)  of the  Bankruptcy  Code have been satisfied.

     10. The Lender has consented to the Sale of the  Purchased  Assets on which it has  liens.  Those  (i)  holders  of Liens  and (ii)  non-debtor  parties  to
Designated  Contracts which did not object,  or which withdrew their objections, to the  Sale or the  Sale  Motion  are  deemed  to have  consented  pursuant  to
363(f)(2) of the Bankruptcy Code. Those (i) holders of Liens and (ii) non-debtor parties to Designated  Contracts which did object fall within one or more of the other  subsections of section  363(f) of the Bankruptcy  Code and are adequately protected by having their Liens, if any, attach to the cash proceeds of the Sale ultimately attributable to the property against or in which they claim a Lien.

     11. Given all of the circumstances of this Chapter 11 case and the adequacy and fair value of the purchase  price under the Asset  Purchase  Agreement,  the proposed Sale of the Purchased Assets to the Purchaser  constitutes a reasonable and sound exercise of the Debtors' business judgment and should be approved.

C.       Retention Of Jurisdiction

     12. As hereinafter  provided, it is necessary and appropriate for the Court to retain jurisdiction to, inter alia,  facilitate the Transaction  contemplated by the Asset Purchase Agreement,  interpret and enforce the terms and provisions of this Order and the Asset Purchase Agreement and to adjudicate,  if necessary, any and all disputes  concerning the assumption and assignment of the Designated
Contracts,  any right, title,  (alleged) property interest,  including ownership claims,  relating to the Purchased Assets and the proceeds  thereof,  as well as the extent, validity and priority of all Liens relating to the Assets.

D.       No Successor Liability

     13. The  Purchaser  does not  constitute  a successor to the Debtors or the
Debtors' estates.

     a. The  Transactions do not amount to a  consolidation,  merger or de facto merger of the Purchaser and the Debtors or the Debtors' estates.

     b.  The  Purchaser  is not  merely a  continuation  of the  Debtors  or the
Debtors' estates,  there is not substantial continuity between the Purchaser and the Debtors,  and there is no continuity  of enterprise  between the Debtors and the Purchaser. E. Miscellaneous

     14. To the extent any Conclusion of Law set forth in Section II, Paragraphs
1-13 herein  constitutes  a Finding of Fact,  this Court so finds.  Based on the foregoing Findings of Fact and Conclusions of Law, IT IS

HEREBY ORDERED, ADJUDGED AND DECREED, EFFECTIVE IMMEDIATELY, AS FOLLOWS:

A.      The relief  requested in the Sale Motion is granted as set forth herein.
The Asset Purchase  Agreement,  the Transactions,  and the sale of the Purchased
Assets are hereby approved in all respects.

B.      The  Debtors  are  authorized  and  directed to take any and all actions necessary or appropriate  to (i) consummate the sale of the Purchased  Assets to the Purchaser (including, without limitation, to convey to the Purchaser any and all of the  Purchased  Assets  intended to be  conveyed)  and the Closing of the
Transactions  in accordance with the Sale Motion,  the Asset Purchase  Agreement and this Order;  and (ii)  perform,  consummate,  implement  and close fully the
Asset Purchase Agreement together with all additional  instruments and documents that may be reasonably  necessary or desirable to implement  the Asset  Purchase
Agreement.

C.      Upon the  Closing,  the  Debtor is hereby  authorized  and  directed  to effectuate the sale,  transfer and assign the Purchased Assets to Purchaser free and  clear of any and all  liens,  security  interests,  encumbrances,  pledges, claims, charges,  mortgages, other restrictions,  and other interests within the meaning of 11  U.S.C.ss.363(f)  of every kind,  nature and description,  whether fixed or contingent,  perfected or unperfected (collectively, the "Liens, Claims and Interests"), excluding only the identified Assumed Liabilities as defined in the Asset  Purchase  Agreement,  with all of the Liens,  Claims  and  Interests, excluding the Assumed Liabilities, released, terminated and discharged as to the
Purchased  Assets and attaching to the proceeds of the sale with the same rights and priorities therein as in the Assets.

D.      The Purchaser is not assuming,  and shall not be bound by or liable for, any claims,  objections,  suits  against or  liabilities  of the Debtors (or any entity  which may be liable  with the  Debtors)  of any kind or nature,  whether choate, inchoate, absolute, accrued, contingent, whether arising pre-petition or post-petition,  or otherwise and whether due or to become due and whether or not asserted,  and whether known or unknown,  except for the Assumed  Liabilities as set forth in the Asset Purchase Agreement.

E.       Pursuant to paragraph 4 of the KERP Order,  the  Purchaser  shall offer employment to one person in Level 1 and 50% of the employees in all other Levels included in the Retention Program on commercially reasonable terms. Furthermore, the Purchaser shall use its best efforts,  in good faith, to offer employment to additional  employees  in all Levels,  except  Level 1. Within five (5) business days prior to the Closing  Date,  the  Purchaser  shall provide to the Debtors a list of the  employees  that  will be  offered  employment  with the  Purchaser, including  those  employees  the Purchaser  wishes to retain for a  post-Closing transition period, together with the specified transition period.

F.      In  accordance  with  the  powers  available  to  this  Court  under  11
U.S.C.ss.105,  all creditors,  employees and  shareholders of the Debtors shall, upon  Closing of the Sale be  permanently  and forever  barred,  restrained  and enjoined from  asserting any claims,  commencing or continuing in any manner any action or other  proceeding of any kind against the Purchaser  with respect only to the Purchased Assets sold to the Purchaser under the Asset Purchase Agreement and the transactions  contemplated therein,  except for and to the extent of the
Assumed  Liabilities and specific  obligations to be assumed or taken subject to by the  Purchaser  thereunder or as set forth in the Asset  Purchase  Agreement, including,  without  limitation,  any theory of  successor  liability,  de facto merger,  or  substantial  continuity,  whether based in law or equity,  employee
benefit  obligations   (including,   without  limitation,   under  the  Employee
Retirement Income Security Act, the Comprehensive  Omnibus Budget Reconciliation
Act and/or employee severance claims),  CERCLA and all other Environmental Laws, any security interest,  mortgage,  lien, charge against or interest in property, adverse  claim,  claim  of  possession,  right  of  way,  license,  easement  or restriction of any kind,  including,  but not limited to, any restriction on the use, voting, transfer,  receipt of income or other exercise of any attributes of ownership or any option to purchase,  option, charge,  retention agreement which is intended as security or other  matters of any person or entity that  encumber or relate to or purport to encumber or relate to the Assets.

G.      In  accordance  with  the  powers  available  to  this  Court  under  11
U.S.C.ss.105,  all taxing authorities whether federal, state or local are hereby permanently  and forever  barred,  restrained  and enjoined  from  asserting any claims, commencing or continuing in any manner any action or other proceeding of any kind against the  Purchaser or the  Purchased  Assets sold to the  Purchaser under the Asset Purchase Agreement, except for and to the extent of the specific
Tax  obligations to be assumed or taken subject to by the Purchaser as set forth in the Asset Purchase Agreement,  including,  without limitation,  any theory of successor liability, de facto merger, or substantial  continuity,  whether based in law or equity,  for any and all Taxes relating to the Purchased Assets or the
Business  which,  under the  Bankruptcy  Code,  would be deemed to be Taxes that arose prior to the Closing Date, and all income Taxes of the Debtors of any kind or nature, regardless of when arising including,  without limitation,  sales and local tax  claims,  ad valorem  tax claims  (real  property,  tangible  personal property and intangible personal property), occupational license tax claims, and state and local income tax claims.

H.      Each and every  term and  provision  of the  Asset  Purchase  Agreement, together with the terms and  provisions  of this Order,  shall be binding in all respects upon, the Debtors, the Debtors' estates,  its creditors,  employees and the  Debtors'  shareholders,  all  entities  and third  parties,  administrative agencies,  governmental  departments,  secretaries of state, federal,  state and
local   officials,   maintaining  any  authority   relating  to  ERISA,   COBRA,
Environmental Laws and/or Tax Laws, and their respective  successors or assigns, including, but not limited to all non-debtor parties to the Designated Contracts which may be assigned to the Purchaser  under the Asset  Purchase  Agreement and persons  asserting  any Lien  against or  interest  in the estates or any of the
Purchased  Assets to be sold and assigned to the Purchaser,  irrespective of any action  commenced  which contests the Debtors'  authority to sell and assign the
Purchased  Assets or which seeks to enjoin such sale and/or  assignment.

I.      Any and all obligations of the Debtors under that certain  Post-Petition
Loan and Security Agreement with CIT, as agent, (in such capacity,  the "Agent")
and the lenders  party  thereto (the  "Lenders"),  shall be paid in full in cash
(and,  with respect to outstanding  undrawn letters of credit issued pursuant to the Post-Petition Loan and Security  Agreement,  cash collaterized in accordance with the  provisions  of such  agreement),  at Closing  from the proceeds of the
Sale.

J.      To the extent CIT has any claim to, lien on and/or ownership interest in the TSIC's Receivables  pursuant to the CARPA that are included in the Purchased
Assets,  such claim  shall  terminate  and be  forever  barred,  restrained  and enjoined with such claim, lien or interest to attach to the cash proceeds of the sale of the Assets.

K.      This Order: (a) is and shall be effective as a determination  that, upon
Closing,  all Liens,  Claims and Interests  existing as to the Purchased  Assets conveyed to the  Purchaser  have been and hereby are adjudged and declared to be unconditionally  released,  discharged and terminated,  and (b) shall be binding upon and govern the acts of all entities,  including,  all filing agents, filing officers,  title agents, title companies,  recorders of mortgages,  recorders of deeds,  registrars  of deeds,  administrative  agencies  or units,  governmental departments or units,  secretaries of state, federal,  state and local officials and all other  persons and entities who may be required by operation of law, the duties of their  office,  or contract,  to accept,  file,  register or otherwise record or release any documents or instruments, or who may be required to report or  insure  any  title or state  of title in or to any of the  Purchased  Assets conveyed to the Purchaser. Upon payment of the Purchase Price, any and all Liens on the Purchased  Assets shall attach to the proceeds of the Purchased Assets in the same order of  priority  as they  existed  prior to the Closing and shall no longer attach to the Purchased Assets.  Except for Lender,  Agent and CIT, whose
Liens  shall be  satisfied  in full and  released  as of the  Closing,  all such entities  described  above in this Paragraph J are  authorized and  specifically directed to strike all such recorded  Liens  against the  Purchased  Assets from their records,  official and otherwise and including  without  limitation  those
Liens listed in the applicable schedules to the Asset Purchase Agreement.

L.      The Debtors are hereby authorized,  effective only as of the Closing and in accordance  withss.ss.365(b)(1)  and (f)(2) of the  Bankruptcy  Code, to: (A)
assume the Designated Contracts; (B) sell, assign and transfer to the Purchaser, each of the  Designated  Contracts  in each case  free and  clear of all  Liens,
Claims and  Interests;  and,  (C)  execute and  deliver to the  Purchaser,  such assignment  documents  as may be  necessary  to sell,  assign and  transfer  the
Designated  Contracts.  The Debtors have (i) cured,  or have  provided  adequate assurance of cure, of any default existing prior to the date hereof under any of the  Designated  Contracts,  within the meaning of section  365(b)(1)(A)  of the
Bankruptcy  Code,  and (ii)  provided  compensation  or  adequate  assurance  of compensation to any party for any actual  pecuniary loss to such party resulting from a default prior to the date hereof under any of the  Designated  Contracts, within the  meaning of section  365(b)(1)(B)  of the  Bankruptcy  Code,  and the
Purchaser has provided adequate assurance of its future performance of and under the  Designated  Contracts,  within the meaning of section  365(b)(1)(C)  of the
Bankruptcy Code.  Until paid from the proceeds of the Sale,  except as set forth in this  sentence,  the Cure Cost shall be allowed and paid by the Debtors as an administrative  claim pursuant to Section  503(b)(1)(A)  of the Bankruptcy  Code with priority over any and all other  administrative  expenses in the Chapter 11 cases of the kind specified in Sections  503(b) or 507(b) of the Bankruptcy Code
or if the Chapter 11 cases are converted to Chapter 7 cases,  provided  however, that the Cure Cost shall be first (i) junior and  subordinate  to payment of any and all  claims of the  Agent and  Lenders  under the DIP  Financing  Agreement, including,  but not limited to, claims  arising from  obligations of the Debtors that survive the termination thereof. The Purchaser shall have no responsibility whatsoever therefor, whether to any third party or otherwise with respect to the
Cure Cost.

M.      With respect to the Designated  Contracts:  (a) the Designated Contracts
shall be  transferred  and  assigned to, and  following  the Closing of the sale remain in full force and effect for the benefit of, the  Purchaser in accordance
with  their  respective  terms,   notwithstanding  any  provision  in  any  such
Designated Contract (including those of the type described in sections 365(b)(2)
and (f) of the Bankruptcy  Code) that prohibits,  restricts,  or conditions such assignment or transfer and,  pursuant to section 365(k) of the Bankruptcy  Code, the Debtors  shall be relieved  from any further  liability  with respect to the
Designated  Contracts  after such assignment to and assumption by the Purchaser;
(b) each  Designated  Contract is an  executory  contract  of the Debtors  under section 365 of the  Bankruptcy  Code; (c) the Debtors may assume at Closing each
Designated  Contract in accordance with section 365 of the Bankruptcy  Code; (d)
the Debtors may assign at Closing each  Designated  Contract in accordance  with sections 363 and 365 of the Bankruptcy Code and any provisions in any Designated
Contract that prohibit or condition the assignment of such  Designated  Contract or allow the party to such Designated Contract to terminate,  recapture,  impose any penalty,  condition  renewal or  extension,  or modify any term or condition upon  the  assignment  of such  Designated  Contract,  constitute  unenforceable anti-assignment  provisions  which are void and of no force and effect;  (e) all other  requirements  and conditions  under section 363 and 365 of the Bankruptcy
Code for the  assumption by the Debtors and  assignment to the Purchaser of each
Designated  Contract have been  satisfied;  and (f) upon Closing,  in accordance with sections 363 and 365 of the Bankruptcy  Code, the Purchaser  shall be fully and  irrevocably  vested in all right,  title and  interest  of each  Designated
Contract.  In  addition  to the  foregoing,  the  Debtors  shall  assign and the
Purchaser  may  assume  all  Confidentiality  Agreements  the  Debtors  or their representatives may have entered into with any interested parties related to the sale of the  Purchased  Assets.  Thereafter,  the  Purchaser  may  enforce  such
Confidentiality Agreements pursuant to the applicable provisions of this Order.

N.      There shall be no rent accelerations,  assignment fees, increases or any other fees charged to the  Purchaser as a result of the  assumption,  assignment and sale of the Designated Contracts. The validity of the assumption, assignment and sale to the  Purchaser  shall not be affected by any dispute  between any of the Debtors or their  affiliates  and  another  party to a  Designated  Contract regarding  the  payment  of any  amount,  including  any cure  amount  under the
Bankruptcy  Code. The Designated  Contracts,  upon  assignment to the Purchaser, shall be deemed valid and binding,  in full force and effect in accordance  with their terms.

O.      Pursuant to sections  105(a),  363 an 365 of the  Bankruptcy  Code,  all parties to the Designated Contracts are forever barred and enjoined from raising or asserting against the Purchaser any assignment fee, default,  breach or claim or pecuniary  loss, or condition to assignment,  arising under or related to the
Designated  Contracts  existing  as of the  Closing  or arising by reason of the
Closing.  Any party that may have had the right to consent to the  assignment of its  Designated  Contract is deemed to have  consented  to such  assignment  for purposes of section  365(e)(2)(A)(ii)  of the Bankruptcy Code, whether or not an objection to the  assumption  and  assignment  of the  Designated  Contracts was received.

P.      The Purchaser shall assume and perform the  obligations  relating to the
Assumed  Liabilities,  as set forth in the Asset Purchase  Agreement.  After the
Closing, Debtors shall have no liability related to the Assumed Liabilities.

Q.      Except for CIT,  Agent and  Lenders,  whose  liens  shall  attach to the proceeds of the  Purchased  Assets in the same order of priority as they existed prior to the Closing and shall no longer attach to the Purchased  Assets, if any person  or  entity,  except  the  Agent,  CIT and the  Lender,  which  has filed statements or other  documents or agreements  evidencing  Liens on, or interests in, the  Purchased  Assets shall not have  delivered to the Debtors prior to the
Closing,  in proper  form for filing and  executed by the  appropriate  parties, termination  statements,  instruments  of  satisfaction,  releases  of liens and easements,  and any other documents necessary for the purpose of documenting the release of all Liens which the person or entity has or may assert  with  respect to the Assets,  the Debtors are hereby  authorized  and  directed to execute and file such  statements,  instruments,  releases and other  documents on behalf of such person or entity with respect to the Assets.

R.      Any and all Purchased  Assets in the possession or control of any person or entity,  including,  without  limitation,  any  former  vendor,  supplier  or employee of the Debtors (a) shall be transferred to the Purchaser free and clear of the Liens and (b) shall be delivered at the time of Closing to the  Purchaser unless,  pursuant to the Asset Purchase Agreement,  such person, entity, vendor, supplier or employee may retain  temporary  possession or control of any of such
Assets,  in which case the  possession  of such item shall be  delivered  to the
Purchaser at such time as is designated by the Purchaser.

S.       Nothing  contained  in any order of any type or kind  entered  in these
Chapter 11 case or any related proceeding subsequent to entry of this Order, nor in any Chapter 11 plan confirmed in these Chapter 11 cases,  shall conflict with or derogate from the provisions of the Asset Purchase Agreement,  as modified by on the record at the Bid Procedures Hearing and the Bidding Procedures Order, or
the terms of this Order.  To the extent this Order  modifies or is  inconsistent with any  provision  of the Asset  Purchase  Agreement,  the Order will  govern.
Further,  the  provisions  of this Order and any actions taken  pursuant  hereto shall survive the entry of an order which may be entered  confirming any plan of reorganization  or liquidation for the Debtors or the conversion of the Debtors'
cases from Chapter 11 to cases under Chapter 7 of the Bankruptcy Code.

T.      The Debtors are  authorized  and directed to change the  Debtors'  names within thirty (30) days of Closing to the following:

        From Tropical  Sportswear  International  Corporation  to TSLC I, Inc.
        From Duck Head Apparel Company, LLC to TSLC II, LLC
        From Savane International Corp. to TSLC III, Inc.
        From Apparel Network Corp. to TSLC IV, Inc.
        From Tropical Sportswear Company, Inc. to TSLC V, Inc.
        From TSI Brands, Inc. to TSLC VI, Inc.
        From TSIL, Inc. to TSLC VII, Inc.

U.       The  Secretary  of State of  Florida  is  authorized  and  directed  to forthwith  accept  such name  changes and record  such  changes on its  official records.  The Clerk of the Bankruptcy Court ("Clerk") is authorized and directed to modify the style of this Chapter 11 case to:

         In re TSLC I, Inc., Debtors

The  Clerk,  the  Debtors,  the Lender and all other  parties  in  interest  are directed  to file  pleadings  in this case  using TSLC I, Inc.  as the  Debtors'
names and to  otherwise  cease the use of all of the Debtors'  current  names in any  documents,  dockets,  pleadings  or other  papers  filed  in this  Court or
otherwise   (except  to  the  extent   otherwise   required  by  any  Government
Authority,  Government Order, Taxing Authority,  Tax Code or Law or as necessary to effectuate the terms of this Order).

V.      This Court retains  jurisdiction,  even after the closing of the Chapter
11 case,  to: (1)  interpret,  implement and enforce the terms and provisions of this Order  (including  the  injunctive  relief  provided in this Order) and the terms of the Asset Purchase  Agreement,  all amendments  thereto and any waivers and consents  thereunder  and of each of the  agreements  executed in connection therewith; (2) protect the Purchaser, or any of the Assets, from and against any of the Liens, Claims and Interests;  (3) compel delivery of all Purchased Assets to the Purchaser; (4) resolve any disputes arising under or related to the Asset
Purchase Agreement,  the sale or the Transactions,  or the Purchaser's  peaceful use and  enjoyment of the Assets  (including,  without  limitation,  any dispute arising  with  respect to the  Purchaser's  enforcement  of any  Confidentiality
Agreements  entered  into by the  Debtors  or  their  representatives  with  any interested parties related to the sale of the Purchased Assets);  (5) adjudicate all  issues  concerning  (alleged)  pre-Closing  Liens and any  other  (alleged)
interest(s)   in  and  to  the   Assets,   including   the   extent,   validity,
enforceability,  priority and nature of all such  (alleged)  Liens and any other
(alleged)  interest(s);  (6)  adjudicate  any and  all  issues  and/or  disputes relating to the Debtors'  right,  title or interest in the Purchased  Assets and the proceeds thereof, the Sale Motion and/or the Asset Purchase Agreement;  and,
(7) adjudicate any and all remaining  issues  concerning the Debtors' rights and authority  to assume and assign the  Designated  Contracts  (including,  without limitation, issues regarding whether consent was required in connection with any such assignment) and the Purchaser's rights and obligations with respect to such assignment and the existence of any default under any Designated Contract.

W.      No bulk sales law or any similar law of any state or other  jurisdiction shall apply in any way to the Transactions.

X.      The sale to the Purchaser is a prerequisite  to the Debtors'  ability to confirm,  consummate and implement a plan of reorganization or liquidation.  The
Sale is a sale in contemplation of a plan of  reorganization or liquidation and, accordingly,  the  transfer of the  Purchased  Assets to the  Purchaser  and the
Transactions are exempt under Rule  12B-4.014(15)  and Rule  12B-4.054(3) of the
Florida  Administrative Code, or other similar state law, and Section 1146(c) of the Bankruptcy Code,  respectively,  from any transfer,  sales, stamp or similar tax in all  necessary  jurisdictions  related to the Sale to the  Purchaser,  as applicable.

Y.      This  Order and the Asset  Purchase  Agreement  shall be  binding in all respects  upon all creditors  (whether  known or unknown) of any of the Debtors, all non-debtor parties to the Designated  Contracts,  all successors and assigns of the Purchaser, the Debtors and their affiliates and subsidiaries, the Assets, and any subsequent trustees appointed in the Debtors' Chapter 11 cases or upon a conversion  to Chapter 7 under the  Bankruptcy  Code and shall not be subject to rejection.

Z.      The stay of orders authorizing the (i) use, sale or lease of property as provided for in Rule 6004(g) of the Federal  Rules of  Bankruptcy  Procedure and
(ii)  assignment of an executory  contract or unexpired lease as provided for in
Rule 6006(d) of the Federal  Rules of  Bankruptcy  Procedure  shall not apply to this Order,  and this Order shall be effective and enforceable  immediately upon entry.

AA.      The provisions of this Order are nonseverable  and mutually  dependent.
DONE and ORDERED in Tampa, FL this 10th day of February, 2005.

                                            /s/ Michael G. Williamson
                                            Michael G. Williamson
                                            United States Bankruptcy Judge

Copies furnished to:

Denise D. Dell-Powell, Esq.
Akerman Senterfitt
P.O. Box 231
Orlando, FL 32802

(Attorney  Dell-Powell is directed to serve conformed  copies of this Order upon all  creditors,  all  parties  on the  Master  Service  List,  and  all  parties required  by  the  Motion  immediately  upon  receipt  thereof,  and  to  file a
Certificate of Service with the Court confirming such service.

--------
1      The Findings of Fact and Conclusions of Law contained  herein  constitute the findings of fact and  conclusions  of  law  required to be entered by this Court with  respect to the Sale Motion  pursuant  to Rule  52 of the
       Federal Rules of Civil Procedure, as made applicable herein by Rules 7052 and 9014 of the Federal Rules of Bankruptcy Procedure.

2      The Designees  include  Tampa DC, LLC;  Perry Ellis  International  Group
       Holdings,  Limited;  PEI  Licensing, Inc.,  Perry  Ellis  Shared Services
       Corporation; Supreme  International,  LLC; and such other entities as may
       be  designated  at  or  prior to the Closing.   All  of the Designees are
       entities ultimately owned or controlled  by  Perry  Ellis  International,
       Inc. and shall be deemed the Purchaser for all purposes under this Order.

3      Except as otherwise noted,  capitalized terms used in this Order have the meanings  ascribed  to such terms in the Asset  Purchase  Agreement dated as of  December 16, 2004, and as  modified  on  the  record  at  the  Bid
       Procedures Hearing  on January 12, 2005  (the "Asset Purchase Agreement")
       and referred to in footnote 2 of the Sale Motion. As used herein, "Liens,
       Claims and Interests" shall have the meaning set forth in  Paragraph C of the  decretal  portion of this Order on Page 9.

4      The  Court's  statements from the bench setting forth additional Findings of Fact and Conclusions of Law in open Court at the Hearing on the Motion are expressly  incorporated  by reference into this Order and made a part hereof.